Basic and diluted loss per share (Tables)	12 Months Ended
Dec. 31, 2021
Basic and diluted loss per share
Earnings per share calculation

	December 31,	December 31,	December 31,
	2021	2020	2019
Net loss attributable to the common shareholders of:
Greenbrook TMS	$(24,751,487)	$(29,663,540)	$(15,909,879)

Weighted average common shares outstanding:
Basic and diluted	15,423,870	12,799,876	10,765,719

Loss per share:
Basic and diluted	$(1.60)	$(2.32)	$(1.48)